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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to

                             Section 13 or 15(d) of



                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 23, 2002

                              --------------------

                                 STEMCELLS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-19871                 94-3078125
----------------------------  ------------------------   ----------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                  Identification Number)



                                2155 PORTER DRIVE
                           PALO ALTO, CALIFORNIA 94304

          (Address, of principal executive offices, including zip code)



                                 (650) 475-3100

               (Registrant's Telephone number including area code)

                              --------------------


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Item 5.  OTHER EVENTS

         On August 23, 2002, StemCells, Inc. (the "Company") entered into an agreement pursuant to which the Company has agreed to sell 1,028,038 shares of common stock to one institutional investor at an aggregate price of $1,100,000, or approximately $1.07 per share.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STEMCELLS, INC.


                                             By: /s/ George Koshy
                                                 ----------------------------
                                                 George Koshy
                                                 Controller and Acting Chief
                                                 Financial Officer


Date:  August 27, 2002


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                                  EXHIBIT INDEX



10.1 Purchase Agreement dated as of August 23, 2002 between StemCells, Inc. and Triton West Group, Inc.

10.2 Escrow Agreement dated as of August 23, 2002 between StemCells, Inc., Triton West Group, Inc. and Feldman Weinstein LLP.


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